HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund
Hatteras Long / Short Equity Fund
Hatteras Long / Short Debt Fund
Hatteras Hedged Strategies Fund
(the “Funds”)

Each a series of Hatteras Alternative Mutual Funds Trust

No Load Shares
Class A Shares
Class C Shares
Institutional Class Shares
August 31, 2011

Supplement to the Prospectuses and
Statement of Additional Information (“SAI”)
dated April 30, 2011, as supplemented

The following information supplements the sections titled “Investment Sub-Advisors to the Underlying Funds” on pages 29, 32 and 36 of the Prospectus for Hatteras Alpha Hedged Strategies Fund, Hatteras Long / Short Equity Fund and Hatteras Long / Short Debt Fund (the “Combined Prospectus”) and page 9 of the Prospectus  for Hatteras Hedged Strategies Fund  (the “Hedged Strategies Prospectus”).

Coe Capital Management, LLC
Sound Point Capital Management, L.P.
SW Asset Management, LLC

Addition of Sub-Advisors

Effective immediately, the Board of Trustees has appointed Coe Capital Management, LLC (“Coe”), Sound Point Capital Management, L.P. (“Sound Point”) and SW Asset Management, LLC (“SW”) as sub-advisors to the Underlying Funds Trust to each manage a portion of the Underlying Funds’ assets.  The appointment of Coe, Sound Point and SW does not require shareholder approval under the terms of the exemptive order issued to the Funds by the SEC.  The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Additionally, the sections on pages 47-51 of the Combined Prospectus, pages 18 – 22 of the Hedged Strategies Prospectus and pages 29 - 32 of the SAI, describing the sub-advisors to the Underlying Funds, are hereby amended to add the following:

Coe Capital Management, LLC

The Advisor has entered into a Sub-Advisory Agreement with Coe Capital Management, LLC (“Coe”) to manage a portion of the Long/Short Equity Fund. Coe is located at 9 Parkway North, Suite 325, Deerfield, IL 60015, and is a registered investment advisor. Coe provides investment advice and portfolio management services to high net worth individuals, investment companies, pension and profit sharing plans, other pooled investment vehicles, charitable organizations and corporations.

Sound Point Capital Management, L.P.

The Advisor has entered into a Sub-Advisory Agreement with Sound Point Capital Management, L.P. (“Sound Point”) to manage a portion of the Relative Value – Long/Short Debt Fund.  Sound Point is located at 1185 Avenue of the Americas, 36th Floor, New York, NY 10036, and is a registered investment advisor.  Sound Point provides investment advice and portfolio management services to high net worth individuals, investment companies, other pooled investment vehicles and trusts.

SW Asset Management, LLC

The Advisor has entered into a sub-advisory agreement with SW Asset Management, LLC (“SW”) to manage a portion of the Relative Value – Long/Short Debt Fund.  SW is located at 23 Corporate Plaza Drive, Suite 130, Newport Beach, CA 92660, and is a registered investment adviser.  SW provides portfolio management services to investment companies and other pooled investment vehicles.

Additionally, the following investment advisers no longer serve as sub-advisors to the Underlying Funds.  Please disregard all references to these investment advisers in the Prospectuses and SAI.

Alpha Equity Management, LLC
KDC Investment Management, LP

Please retain this Supplement with your
Prospectus and SAI for future reference.